UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report: March 27, 2007


                                Commoncache, Inc.
--------------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


Commission File Number: 333-70868


          Florida                                              65-1129569
---------------------------                          ---------------------------
  (State of incorporation)                             (IRS Employer ID Number)



                   3692 Terrapin Lane, Coral Springs, FL 33067
                   -------------------------------------------
                    (Address of principal executive offices)

                                 (561) 373-4522
                                 --------------
                           (Issuer's telephone number)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 - Non-Reliance on Previously Issued Financial  Statements or a Related
            Audit Report of Completed

Interim Review

     On March 23, 2007, in conjunction with the performance of the fieldwork phase of the annual audit of our financial statements by our independent registered certified public accounting firm, management discovered that certain 3rd quarter events were not properly recorded and had not been presented in their final form to the attention of the Company's auditors for specific review and comment.

     The errors discovered by management in the accounting for and recording various capital transactions are as follows: 1) an erroneous cutoff in recording items paid by a third party on the Company's behalf as funded by the $100,000 line of credit, discussed later in this document, and 2) the appropriate recording of executive compensation which differed from the Company's previous disclosures via a Current Report on Form 8-K.

                                                     Nine months   Three months
                                                        ended            ended
                                                    September 30,  September 30,
                                                        2006            2006
                                                    -------------  -------------

Net Loss, as previously reported                    $    (23,540)  $    (18,641)

Effect of the correction of an error
(Increase) Decrease in Net Loss by financial
statement line item:
    Operating expenses:
       Change in executive compensation                   (2,000)        (2,000)
       Errors in cutoff related to items paid
         by a third party on behalf of the Company
   Total effect of changes on Loss
       from Operations and Net Loss                        3,530          3,745
                                                    -------------  -------------
Net Loss, as restated                               $    (22,010)  $    (16,896)
                                                    =============  =============
Earnings per share, as previously reported                   nil            nil
Total effect of changes                                      nil            nil
Earnings per share, as restated                              nil            nil

     The restatements to the financial statements disclosed above were, in part caused by a failure in the Company's internal control over financing reporting due to the limitations in the Company's accounting resources to identify and react in a timely manner to changes made at the discretion of senior management and other non-routine, complex and/or transactions originated by other parties on the Company's behalf, as well as gaining an adequate understanding of the disclosure requirements relating to these types of transactions. The accounting errors disclosed above were, in part, caused by this material weakness in internal control over financial reporting. In order to remediate the material weaknesses, the management is in the process of designing and implementing and communicating its controls to aid in the correct preparation, review, presentation and disclosures of the Company's financial statements.

     We  have   discussed  the  above  matter  with  our  current  and  previous independent registered accountants pursuant to Item 4.02(a) and they concur with our corrections and corrective action.

     Management has undertaken the process of filing amended Quarterly Reports on Form 10-QSB/A for the quarter ended September 30, 2006 to reflect the noted corrections presented above.


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



Item 9.01 - Financial Statements and Exhibits

     None required




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized. Commoncache, Inc.



Date: March 27, 2007               By:    /s/ Jeff Reidy
      --------------                      --------------------
                                         Jeff Reidy
                                         Chief Executive Officer and
                                         Chief Financial Officer













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